Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

28. COMMITMENTS AND CONTINGENCIES

Legal proceedings

For the year ended December 31, 2017, the Company was involved in eleven lawsuits with its loan customers for the aggregated claim of delinquent balances of $12.2 million, and in which the Company is a defendant. The amount which the Company is being sued for delinquent balances owed to three parties is approximately $21.1 million (RMB 141.1 million). The Company has accrued interest and penalty for the delinquent amount (see Note 17, and Note 18).

Guarantees

As of December 31, 2017, the Company has guaranteed loans for Xinjiang Puzhao Technology Development  Co., Ltd. and Ms. Qi Wen with the balances of $1.5 million and $1.2 million, respectively (see Note 15).